EXPERIENCE AND SOLUTIONS A Century of Experience and 21st Century Banking Solutions

Forward-Looking Statements Certain statements in this presentation may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate” or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertaketoupdateforward- looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made. 3

AGENDA 1. Introduction to American National Bankshares Inc. 2. Recent Quarter Performance and Accomplishments 3. Financial Performance 4. Capital Management 5. Why Invest in American National? 4

INTRODUCTION TO AMERICAN NATIONAL 5

VISION GUIDING PRINCIPLES We will be the best provider of 1. Operate a sound, efficient, growing and relationship-based financial services in the highly profitable company. communities we serve, resulting in 2. Identify and respond to our internal and external customers’ needs and expectations enhanced shareholder value, customer in an ever-changing financial environment. loyalty and employee satisfaction. 3. Provide our customers 21st century financial solutions that are designed to meet their current and future needs. 4. Provide an attractive return for our shareholders. 5. Furnish positive leadership for the well- being of all the communities we serve. 6. Continuously develop a challenging and rewarding work environment for our employees that focuses on working as a team. 7. Conduct our work with integrity and professionalism. 6

FRANCHISE REVIEW Key Highlights • Progressive regional community bank • Disciplined loan growth with top tier asset quality • Noninterest bearing deposit funding in excess of peer levels • Effectively leveraging capital with ability to further support future growth • Strong profitability • Proven track record of shareholder returns • Attractive valuation 7

AMERICAN NATIONAL • $1.8 billion in assets • Loans: $1.3 billion • Deposits: $1.6 billion • Additional $837 million in Trust & Investment assets • Stock symbol “AMNB” • NASDAQ Global Select • Russell 3000 Index • Market cap: $361 million • Based in Danville, VA; 26 offices in VA and NC NOTE: Loans, deposits, Trust & Investment assets per Company 8 Earnings Release for 2018 Q2, and market cap as of 7/20/18

WE ARE… •Growing • Conservative – Greensboro/Winston – Stringent underwriting Salem – Strong capital – Roanoke • Shareholder focused • Consistent – Exceptional dividend – 108 years of tradition – Prudent growth – Deep management team – Good stewards of capital – Strong, experienced board of directors – Ability to execute 9

OUR PRIORITIES • Fortress-like balance • Disciplined growth sheet – Organic – Exceptional asset – External quality – Low-risk investment • Strong earnings portfolio stream – High liquidity • Imagination – Capital strength 10

SEASONED MANAGEMENT EXECUTIVES YEARS OF YEARS NAME POSITION AGE EXPERIENCE W/AMNB Jeffrey V. Haley President & CEO 58 21 21 William W. Chief Financial Officer 63 29 8 Traynham Edward C. Martin Chief Credit Officer 45 23 1.5 H. Gregg Strader Chief Banking Officer 60 36 4 President of Trust and John H. Settle 60 37 1.5 Investments AVERAGE:57297 11

GROWTH STRATEGY • Organic growth 2017 – 15% • Grow into adjacent markets • Leverage core market position • Charlottesville, VA in Danville • Richmond, VA • 33% deposit market share • New River Valley, VA • 5-year North Carolina CAGR • Durham-Chapel Hill, NC • All NC markets – 16.2% • Greensboro – 28.6% • Team lift outs Winston-Salem, NC & Roanoke, VA 12

GROWTH STRATEGY Increased Total Population Access 4.9x Annual Growth in Loans HFI 2,395,638 667,458 764,361 2012 (4.4%) 487,761 314,472 161,586 Legacy Burlington, NC Roanoke, VA Greensboro-High Winston-Salem, Total Markets Point, NC NC 2013 0.8% Increased Access to Small Businesses 5.1x 91,230 2014 5.8% 23,222 31,518 17,842 13,288 5,360 2015 19.6% Legacy Burlington, NC Roanoke, VA Greensboro-High Winston-Salem, Total Markets Point, NC NC Projected Population Change (2018-2023) 2016 15.8% 4.88% 4.31% 3.76% 2.13% 2017 14.7% (0.04%) Legacy Burlington, NC Roanoke, VA Greensboro-High Winston-Salem, NC Point, NC Source: SNL Financial 13 Note: Legacy markets include Danville, VA MSA; Lynchburg, VA MSA; Martinsville, VA MSA; Caswell, NC county and Halifax, VA county

BALANCE SHEET GROWTH VS. PEERS Loan Growth (%) Deposit Growth (%) 15.0% 14.3% 16.0% 13.8% 13.5% 13.7% 12.1% 11.0% 11.6% 10.7% 12.0% 10.3% 10.0% 8.3% 8.5% 7.9% 8.0% 7.4% 6.7% 6.2% 5.1% 5.0% 3.9% 4.0% 4.0% 0.0% 0.0% 5-yr CAGR 3-yr CAGR YoY Growth 5-yr CAGR 3-yr CAGR YoY Growth AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Loans / Deposits (%) NIBs / Deposits (%) 95.0% 30.0% 91.8% 27.0% 90.0% 25.0% 87.6% 21.5% 85.8% 85.0% 20.0% 17.8% 80.0% 15.0% 75.0% 10.0% 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 MRQ 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 MRQ AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets 14 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

DIVERSE REVENUE STREAM Noninterest Income Trust and Investment Services • Trust & Investment Services • Organized in 1927 • Brokerage • Offices in Danville, Martinsville, Lynchburg • Secondary Mortgage • Assets: $837 million • Title Insurance • Customers: individuals, businesses, foundations and non-profits • Bankers Insurance • Serve clients locally and abroad Trust Assets ($ in millions) • Priorities: $839 $837 $781 – Trust administration $749 $661 – Investment management $628 – Estate settlement $531 $541 – Retail brokerage $417 • Excellent equity performance 2010 2011 2012 2013 2014 2015 2016 2017 2018Q2 15 Source: Company Earnings Release for 2018 Q2

SUPERIOR ASSET QUALITY • Exceptional performance through cycle • Decreased NPA levels Net Charge-offs / Avg. Loans (%) NPAs / Loans + OREO (%) 1.00% 4.50% 3.64% 0.75% 0.57% 3.00% 0.50% 2.43% 2.00% 0.27% 0.25% 1.48% 0.12% 0.12% 0.12% 1.50% 1.25% 0.07% 0.08% 1.17% 1.08% 0.02% 0.05% 0.00% 0.01% 0.86% 0.91% 0.00% 0.54% (0.02%) 0.33% 0.32% (0.25%) 0.00% 2013 2014 2015 2016 2017 MRQ 2013 2014 2015 2016 2017 2018Q1 AMNB Regional Peers Source: SNL Financial; Data as of the most recent quarter available Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 16 Note: NPAs include nonaccrual loans, accruing TDRs and OREO

ASSET QUALITY VS. PEERS CRE / Total Regulatory Capital (%)(1) LLR / Loans (%) 260% 1.40% 240.7% 229.2% 220% 209.9% 1.20% 180% 1.00% 1.01% 140% 0.96% 0.92% * AMNB Ratio at Bank level is 241.7% * 100% 0.80% 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 2018Q1 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 MRQ AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median NPA / Loans + OREO (%) 2.50% 2.00% 1.50% 1.08% 1.00% 0.99% 0.50% 0.32% 0.00% 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 2018Q1 AMNB Regional Peer Median Nationwide Peer Median Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 17 (1) Excludes owner occupied CRE loans

LOAN PORTFOLIO June 30, 2018 – $1.3 billion June 30, 2018 – CRE AMNB Regional Peers • Granular portfolio • Average commercial credit size of $562,000 • Highly diversified • The sweet spot: $500,000 - $1 million • Top 10 relationships combine for $145 million or 10.9% of total loans Source: Company filings through 2018 Q2 18

DEPOSIT PORTFOLIO Deposit Migration History Cost of Deposits (%) 100% 17.2% 16.6% 20.9% 19.5% 17.8% 24.3% 22.8% 0.85% 7.2% 9.8% 7.8% 75% 11.9% 13.0% 14.1% 15.6% 33.1% 34.5% 25.0% 29.5% 24.6% 0.64% 50% 25.6% 24.1% 0.65% 0.51% 0.51% 18.0% 15.3% 16.1% 18.0% 14.8% 0.46% 14.9% 15.9% 0.52% 0.43% 0.44% 25% 0.48% 0.44% 25.5% 27.6% 25.7% 27.0% 0.39% 0.39% 0.40% 21.1% 21.7% 23.7% 0% 2012 2013 2014 2015 2016 2017 2018Q2 2012 2013 2014 2015 2016 2017 MRQ Demand Deposits NOW & Other Trans Accts MMDA & Savings Retail Certificates of Deposit AMNB Regional Peers Jumbo Certificates of Deposit • Legacy markets provide a stable source of low-cost core deposits Source: SNL Financial; Data as of the most recent quarter available Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 19

SECURITIES PORTFOLIO 6/30/2018 Securities Portfolio(1) Portfolio Highlights State and municipal Other • Minimal credit risk; minimal duration risk 26.8% (Corporate and Equity) 4.4% • High quality – $341.2 million AFS securities portfolio – All above investment grade – Municipal portfolio with very high credit quality and wide geographic dispersion – No investments are classified Mortgage- Federal backed and agencies and CMOs GSEs 31.8% 37.1% • Strong source of liquidity Source: Company Documents (1) Average balance for the 3 months ended June 30, 2018 20

AMNB Historical Timeline & Total Return

AMNB Total Return under Charles Majors and Jeffrey Haley



Cumulative Total Return (%)
750%
500%
250%
0%
-250%
Jan-93
Jan-94
Jan-95
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13
Jan-14
Jan-15
Jan-16
Jan-17
Jan-18
April 1995: Purchased an office in Gretna, Virginia from Crestar Bank
March 1996: Completed the acquisition of Mutual Savings Bank, F.S.B.
September 1996: Acquired Yanceyville, NC office from FirstSouth Bank
March 2002: Opened de novo office in Ridgeway, VA
April 2005: Opened de novo office in Lynchburg, VA
May 2008: Opened de novo office in Bedford, VA
July 2011: Completed the acquisition of MidCarolina Bank
January 2013: Haley named President and CEO of both the Bank and Holdco; Majors named Exec. Chairman of both
January/May 2017: Opened de novo offices in Roanoke, VA and Winston Salem, NC
Current: 578%
January 2015: Completed acquisition of Franklin Community Bank
January/September 1999: Opened de novo offices in Chatham and Martinsville, VA
April 2006: Completed the acquisition of Community First Bank
January 2012: Majors named HoldCo Chairman and remains Bank Chairman; Haley named CEO of the Bank
January 1993: Charles Majors became President of American National Bank and Trust Company ("the Bank")
December 2000: Opened de novo office in South Boston, VA
June 2010: Jeffrey Haley named President of the Bank and EVP of the HoldCo.; Majors named Chairman of the Bank, and remains the Bank's CEO
January 2015: Majors retires from his role as Exec. Chairman, becomes non-exec. Chairman of the Board for both the Bank and HoldCo

Source: SNL Financial, FactSet; Data as of 4/30/2018

21

Q2 - 2018 PERFORMANCE AND RECENT ACCOMPLISHMENTS 22

Q2 2018 HIGHLIGHTS • Net Income of $6.0 million in Q2 2018 ($11.8 million YTD) • Diluted EPS: $0.69 in Q2 2018 (39.0% increase vs. Q2 2017) • Total deposit growth of $97.9 million, or 6.7%, vs. Q2 2017 • Total loan growth of $50.7 million, or 3.9%, vs. Q2 2017 • Net interest margin of 3.50% • Annualized net charge-offs: 0.01% • NPAs to Total Assets: 0.18% vs. 0.23% in Q1 2018 and vs. 0.31% in Q2 2017 • Dividend: $0.25 paid in Q2 – Paid $0.50 YTD, and $0.97 full year for 2017 23

FINANCIAL PERFORMANCE AND PEER COMPARISON 24

REGIONAL PEER PERFORMANCE – VALUATION ANALYSIS Price / Tangible Book Value (x) 3.00x 2.91x Median (excl. AMNB): 1.77x 2.46x 2.50x 2.25x 2.14x 1.92x 2.00x 1.83x 1.74x 1.77x 1.61x 1.64x 1.68x 1.47x 1.50x 1.00x 0.50x HTBI ENFC PEBK SLCT ESXB CFFI NKSH SONA AMNB FCBC ANCX LOB Price / 2018 Est. EPS (x) (1) 25.0x 23.9x Median (excl. AMNB): 16.8x 21.2x 20.0x 17.4x 17.6x 16.2x 15.2x 15.4x 14.5x 15.0x 13.5x 10.0x 5.0x ENFC SONA FCBC AMNB ANCX ESXB NKSH HTBI LOB Source: SNL Financial; Financial data as of or for the most recent quarter available; Market data as of 7/20/2018 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets 25 (1) 2018 Est. EPS per First Call consensus

PROFITABILITY VS. PEERS Pre-Tax ROAA (%) Pre-Tax ROATCE (%) 1.75% 20.00% 1.62% 17.83% 1.55% 17.50% 1.35% 15.00% 1.35% 15.12% 1.27% 1.15% 12.50% 12.69% 0.95% 10.00% 0.75% 7.50% 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 MRQ 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 MRQ AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Net Interest Margin (%) Efficiency Ratio (%) 4.25% 70.0% 4.00% 67.0% 3.75% 3.71% 64.0% 63.1% 3.62% 61.3% 3.50% 3.50% 61.0% 59.8% 3.25% 58.0% 3.00% 55.0% 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 MRQ 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 MRQ AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets 26 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

TOTAL RETURN AMNB Return Relative to the NASDAQ Bank Index and Peers 250.0% 219.1% 200.0% 166.2% 150.0% 100.0% 58.8% 56.9% 58.7% 50.0% 38.7% 9.5% 9.7% 6.0% 0.0% Since 2008 Since 2016 Election 2018 YTD AMNB NASDAQ Bank Regional Peer Median Source: FactSet Research Systems; Market data as of 7/20/2018 Note: AMNB total return assumes reinvestment of dividends 27 Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion

OPPORTUNISTIC ASSET GROWTH 3 Year CAGR (%) 5 Year CAGR (%) 12.0% 12.0% 10.6% 9.6% 9.1% 9.0% 8.0% 8.0% 7.0% 5.7% 4.0% 4.0% 0.0% 0.0% (2) AMNB Nationwide Peers - $1bn Nationwide Banks (2) AMNB Nationwide Peers - $1bn Nationwide Banks to $3bn in Assets (1) to $3bn in Assets (1) 10 Year CAGR (%) 12.0% 8.8% 8.0% 7.0% 7.0% 4.0% 0.0% AMNB Nationwide Peers - $1bn Nationwide Banks (2) to $3bn in Assets (1) Source: SNL Financial; Data as of 2018 Q1 (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs 28 (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs

TRADING MULTIPLES ANALYSIS Price / TBV (x) Price / LTM EPS (x) 2.20x 2.14x 20.0x 19.2x 19.2x 19.1x 2.00x 1.93x 1.81x 18.0x 1.80x 1.60x 16.0x 1.40x 1.20x 14.0x (2) AMNB Nationwide Peers - $1bn Nationwide Banks (2) AMNB Nationwide Peers - $1bn Nationwide Banks to $3bn in Assets (1) to $3bn in Assets (1) Price / 2018 Est. EPS (x) Price / 2019 Est. EPS (x) 16.0x 16.0x 15.4x 15.0x 15.0x 14.3x 14.0x 14.0x 13.7x 13.5x 12.0x 12.0x 10.0x 10.0x (2) (2) AMNB Nationwide Peers - $1bn Nationwide Banks AMNB Nationwide Peers - $1bn Nationwide Banks to $3bn in Assets (1) to $3bn in Assets (1) Source: SNL Financial; Market data as of 7/20/2018 (1) Includes major exchange traded banks nationwide with total assets between $1 billion and $3 billion, excluding merger targets and MHCs 29 (2) Includes all major exchange traded banks nationwide, excluding merger targets and MHCs

HISTORICAL PEER COMPARISON Core ROAA (%) 1.60% 1.27% 1.20% 1.19% 0.80% 0.40% 0.00% 2010 2011 2012 2013 2014 2015 2016 2017 MRQ Efficiency Ratio (%) Net Interest Margin (%) 75.0% 5.00% 65.0% 4.50% 63.1% 59.8% 55.0% 4.00% 3.71% 45.0% 3.50% 3.50% AMNB 35.0% 3.00% 2010 2011 2012 2013 2014 2015 2016 2017 MRQ Peers 2010 2011 2012 2013 2014 2015 2016 2017 MRQ Source: SNL Financial; Data as of the most recent quarter available Note: Core income excludes extraordinary items, non-recurring items, gains/losses on sale of securities, and amortization of intangibles; 2017Y core income adjusted for revaluation of DTA/DTL due to corporate tax reform 30 Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion

NATIONWIDE MRQ COMPARISON Nationwide Public Banks and Thrifts Performance Asset Quality Capital Returns AMNB (0.32%) 75th Percentile AMNB (0.01%) AMNB (15.0%) AMNB (2.4%) AMNB (1.27%) AMNB (9.5%) Peers (3.71%) Peers (1.19%) AMNB (59.8%) Peers (9.2%) 50th Percentile Peers (0.05%) Peers (13.9%) AMNB (3.50%) Peers (1.08%) Peers (63.1%) Peers (1.6%) 25th Percentile Core NIM (%) Efficiency Ratio NPAs/ Loans + NCOs/Avg. Loans TCE/TA (%) Total Capital (%) Div Yield (%) ROAA (%) (%) OREO (%) (%) Source: SNL Financial; Data as of the most recent quarter available; Market data as of 7/20/2018 Note: Nationwide companies include all major exchange traded banks and thrifts; excludes MHCs and merger targets Note: Peers include major exchange traded banks headquartered in NC and VA with total assets between $1.0 billion and $5.0 billion; Data shown as medians 31 Note: Core income excludes extraordinary items, non-recurring items, gains/losses on sale of securities, and amortization of intangibles

CAPITAL MANAGEMENT 32

CAPITAL MANAGEMENT • Past: − Historically strong capital levels funded 2 transactions in past 7 years during economic crisis • Future: • Maintain more capital than most to: − Satisfy changing regulatory requirements − Flexibility to support opportunistic M&A transactions − Shareholder expectations • Appropriate balance to fund: − Organic growth − Acceptable deals − Pay strong dividend − Stock repurchase program 33

CAPITAL RATIOS VS. PEERS TCE / TA (%) Leverage Ratio (%) 11.5% 13.0% 10.5% 12.0% 11.19% 9.5% 9.30% 11.0% 9.24% 10.54% 9.23% 8.5% 10.0% 10.14% AMNB 2018 Q2: 9.46% 7.5% 9.0% 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 2018Q1 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 2018Q1 AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median CET 1 Ratio (%) Total Risk-Based Capital (%) 14.0% 18.0% 13.0% 12.42% 16.0% 15.04% 12.0% 12.10% 11.77% 14.0% 13.92% 11.0% 13.89% 10.0% 12.0% 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 2018Q1 2015Y 2016Y 2017Y 2017Q2 2017Q3 2017Q4 2018Q1 AMNB Regional Peer Median Nationwide Peer Median AMNB Regional Peer Median Nationwide Peer Median Source: SNL Financial; Data as of the most recent quarter available Note: National Peers include major exchange traded banks nationwide with total assets between $1.0 billion and $5.0 billion, excluding merger targets 34 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

CAPITAL RATIO TRENDS Source: SNL Financial; data as of 3/31/18 Note: Peers include nationwide banks with total assets between $1.0 billion and $3.0 billion 35 Note: See addendum for Capital definitions

DIVIDENDS Dividend Yield (%) 4.0% Median (excl. AMNB): 1.61% 3.0% 2.42% 2.45% 2.25% 2.10% 2.12% 1.84% 2.0% 1.61% 1.0% 0.37% 0.00% 0.00% 0.00% 0.00% 0.0% HTBI ENFC ESXB SLCT LOB PEBK SONA ANCX CFFI FCBC AMNB NKSH AMNB Dividend Payout Trend Source: SNL Financial; Data as of the most recent quarter available; Market data as of 7/20/2018 36 Note: Regional Peers include major exchange traded banks headquartered in North Carolina or Virginia with total assets between $1.0 billion and $5.0 billion, excluding merger targets

OPPORTUNISTIC ACQUISITION STRATEGY • Fair value accounting changed the game • Capital is necessary to be a player • Focused on growth markets in NC and VA • Characteristics of targets: – $250 million-$750 million size – Practical assimilation – Manageable credit issues – Compatible cultures – EPS accretion – Maintenance of strong capital levels – Identifiable synergies for savings • Our credit culture will be maintained 37

WHY INVEST IN AMERICAN NATIONAL? We are a community bank known for… Strong earnings Strong board and Attractive management dividend Capital to Consistently support outperforming growth peers Balance sheet Opportunistic, positioned for rising disciplined rate environment growth 38

INDUSTRIES IN AMNB MARKETS 39

COLLEGES AND UNIVERSITIES IN AMNB MARKETS 40

QUESTIONS? 41

ADDENDUM Total Risk Based Capital Total Risk Based Capital (total equity less AOCI less goodwill and CDI plus TPS and Allowance)/Total Risk-Weighted Assets Tier I Risk Based Capital Tier I Capital (total equity less AOCI less goodwill and CDI plus TPS)/Total Risk- Weighted Assets Common Equity Tier I Capital Common Equity Tier I Capital (total equity less AOCI less goodwill and CDI)/Total Risk- Weighted Assets Tier I Leverage Tier I Capital (total equity less AOCI less goodwill and CDI plus TPS)/Average Assets less goodwill and CDI Tangible Common Equity Tangible Common Equity (total equity less goodwill and CDI)/Tangible Assets (total assets less goodwill and CDI) 42